SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2013

Commission File Number 333-175148

Horizon Energy Corp.

(Exact name of registrant as specified in its charter)

Wyoming	38-3825959
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

14116 Customs Boulevard, Suite 111
Gulfport, Mississippi	39503
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (337) 214-0097

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03: AMENDMENTS TO ARTICLES OF INCPORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

On May 28, 2013, Solar America Corp, Inc. (the “Company”) filed a Certificate of Amendment to its Articles of Incorporation with the State of Wyoming changing the Company’s name to Horizon Energy Corp.

In connection with the name change, effective as of June 19, 2013 the trading symbol for the Company’s common stock, which is quoted on the OTC Bulletin Board/OTCQB, changed from “SOLX” to “HORI.”

A press release announcing the Company’s name change is filed as exhibit 99.1 to this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Horizon Energy Corp.

By:	/s/ Robert Bludorn
Robert Bludorn Chief Executive Officer

Date: July 30, 2013